Exhibit 10.3

EXECUTION COPY

TRADEMARK COEXISTENCE AGREEMENT

dated as of February 16, 2007

between

Digicel Caribbean Limited

and

Digicel Holdings BV

TABLE OF CONTENTS

		PAGE

ARTICLE 1
DEFINITIONS

Section 1.01.	Definitions	1
Section 1.02.	Other Definitional and Interpretative Provisions	2

ARTICLE 2
RECOGNITION OF RIGHTS

Section 2.01.	Recognition of Exclusive Rights	3
Section 2.02.	Use of Marks; Extra-Territorial Issues	3
Section 2.03.	Manufacture of Products	4
Section 2.04.	Internet Usage	4

ARTICLE 3
GENERAL

Section 3.01.	Assignment	5
Section 3.02.	Notices	5
Section 3.03.	Specific Performance	5
Section 3.04.	Amendments and Waivers	6
Section 3.05.	Successors and Assigns	6
Section 3.06.	Governing Law	6
Section 3.07.	WAIVER OF JURY TRIAL	6
Section 3.08.	Counterparts; Effectiveness; No Third Party Beneficiaries	6
Section 3.09.	Entire Agreement	6
Section 3.10.	Severability	7

Exhibit A	List of Marks
Exhibit B	DCL Territory
Exhibit C	DH Territory

TRADEMARK COEXISTENCE AGREEMENT

This TRADEMARK COEXISTENCE AGREEMENT (this “Agreement”) dated February 16, 2007 (the “Effective Date”), between Digicel Caribbean Limited, (“DCL”) a corporation incorporated under the laws of St Lucia, and having its principal office at 1st Floor, Financial Centre, Bridge Street, Castries, St Lucia and Digicel Holdings BV (“DH”), a limited liability company incorporated under the laws of The Netherlands, and having its registered office at IMFC Management B.V., Amsteldijk 166, 1079 LH Amsterdam, The Netherlands (each a “Party” and collectively, the “Parties”).

W I T N E S S E T H :

WHEREAS, DCL is the owner of the trademarks set forth in Exhibit A (the “Marks”) in respect of those countries and territories set forth in Exhibit B (the “DCL Territory”);

WHEREAS, DH is the owner of the Marks in respect of those countries and territories set forth in Exhibit C (the “DH Territory”);

WHEREAS, due to the fact that certain Marks registered or applied for in certain jurisdictions have extra-territorial effect outside of a Party’s Territory, the Parties have contemporaneously entered into a Trademark Cross License Agreement (the “Trademark Cross License Agreement”) whereby DH has agreed to grant a license to DCL with respect to certain Marks for use in the DCL Territory and DCL has agreed to grant a license to DH with respect to certain Marks for use in the DH Territory; and

WHEREAS, the Parties wish to record their agreement about the areas of the world where the exclusive right to the Marks should be clearly recognized as being owned by a Party.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, and for other good and valuable consideration (including the payment of One Thousand Dollars ($1,000) by DH to DCL), the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

“Applicable Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Governmental Authority” means any transnational, domestic or foreign federal, state or local, governmental authority, department, court, agency or official, including any political subdivision thereof.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Territory” means the DCL Territory and the DH Territory respectively.

“World Wide Information Distribution Medium” is a means of simultaneously (or nearly simultaneously) distributing information to all or most countries in the world and which permits contemporaneous (or nearly contemporaneous) access to that information in those countries, and includes the internet.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section

Additional Marks	2.02(c)
Agreement	Preamble
DCL	Preamble
DCL Territory	Preamble
DH	Preamble
DH Territory	Preamble
Effective Date	Preamble
Licensed Party	2.02(b)
Licensing Party	2.02(b)
Marks	Preamble
Party	Preamble
Parties	Preamble
Trademark Cross License Agreement	Preamble

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this

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Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any and all Applicable Law.

ARTICLE 2

RECOGNITION OF RIGHTS

Section 2.01. Recognition of Exclusive Rights. (a) DCL irrevocably agrees and undertakes not to (i) challenge the exclusive rights of DH to the Marks in the DH Territory or (ii) use the Marks in the DH Territory. Notwithstanding the foregoing, DCL may request that DH grant DCL a license to use the Marks in the DH Territory and in such event, the Parties agree to enter into good faith discussions regarding the particular opportunity that DCL wishes to explore in the DH Territory and the terms of such license including a reasonable royalty payable to DH in consideration for any such license (it being understood and agreed that nothing herein shall be construed as requiring DH to grant DCL a license to such Marks in the DH Territory).

(b) DH irrevocably agrees and undertakes not to (i) challenge the exclusive rights of DCL to the Marks in the DCL Territory or (ii) use the Marks in the DCL Territory.

Section 2.02. Use of Marks; Extra-Territorial Issues. (a) Neither Party shall (i) do or permit any act which may directly or indirectly impair or prejudice the other Party’s title to the Marks in its Territory or be detrimental to the reputation or value of the Marks or (ii) except as otherwise set forth herein, register or attempt to register any trademark or trade name which may be similar to or comprise of or otherwise include any of the Marks outside of its Territory.

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(b) The Parties acknowledge that certain trademark registrations held by a Party (i) have extra-territorial effect outside of a Party’s Territory (e.g., a French trademark registration extends protection to the jurisdictions of French Guiana, Martinique and Guadeloupe and a U.S. trademark registration extends protection to the jurisdictions of Guam and American Samoa), or (ii) are necessary to seek an application for registration in other jurisdictions, some of which may be outside of a Party’s Territory (e.g., only the owner of a U.K. trademark registration can apply to register a mark in Grenada). With respect to the rights which are obtained as a result of clauses (i) and/or (ii), each Party (the “Licensing Party”) has agreed to grant to the other Party (the “Licensed Party”) an exclusive license under such rights, but only to the extent such rights relate to the Licensed Party’s Territory, pursuant to the Trademark Cross License Agreement. It is understood and agreed that the Licensing Party will file and prosecute trademark applications for registration and maintain such trademark registrations in such local territory on behalf of the Licensed Party, where requested.

(c) In the event that the Licensed Party requires the Licensing Party to apply for and/or register after the Effective Date additional marks (which include, in whole or part, the Marks) (“Additional Marks”) in the Licensing Party’s Territory in order to protect such Additional Marks in the Licensed Party’s Territory because a particular jurisdiction in the Licensed Party’s Territory either (i) does not have a separate system of trademark registration and therefore it is reliant on another jurisdiction’s trademark registration for purposes of trademark protection or (ii) has a system of trademark registration whereby only the owner of a trademark registration in another jurisdiction can apply for registration in such particular jurisdiction, in such event the Licensing Party will promptly respond to such request and take commercially reasonable steps to apply for, prosecute and maintain such Additional Marks and such Additional Marks shall be automatically licensed to the Licensed Party pursuant to the Trademark Cross License Agreement.

Section 2.03. Manufacture of Products. Each Party acknowledges and agrees that the manufacture of products featuring any of the Marks by the other Party in a country where it does not have the rights to such Mark will be authorized for export to countries where it has such rights.

Section 2.04. Internet Usage. Each Party acknowledges and agrees that if the other Party publishes, disseminates or otherwise uses any of the Marks by means of a World Wide Information Distribution Medium, such conduct may have the effect of causing such Mark to be published outside its Territory. In such cases only, each Party waives its right to make any claim against the other Party in respect of such use of the Mark; provided that such other Party is not otherwise in breach of this Agreement.

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ARTICLE 3

GENERAL

Section 3.01. Assignment. Neither this Agreement nor any rights hereunder may be assigned or otherwise transferred by either Party, in whole or in part, other than to an Affiliate or in connection with a merger or reorganization, or sale of substantially all of its assets or business to which this Agreement pertains, provided such assignment is made subject to the terms of this Agreement.

Section 3.02. Notices. All notices, requests and other communications to any Party shall be in writing (including facsimile transmission) and shall be given,

if to DCL, to:

Digicel Caribbean Limited

c/o Bespoke Corporate & Fiduciary Services Ltd

1st Floor Financial Centre

Bridge Street

Castries

St Lucia

Attention: Andrea St. Rose

Facsimile No.: +1 758 456 6726

if to DH, to:

Digicel Holdings BV

c/o IMFC Management B.V.

Amsteldijk 166

1079 LH Amsterdam

The Netherlands

Attention: Mr. Jakob P. Boonman

Facsimile No.: +312 0644 2735

or such other address or facsimile number as such Party may hereafter specify for the purpose by notice to the other Parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 3.03. Specific Performance. The Parties acknowledge that money damages are not an adequate remedy for any violation of this Agreement and that either Party may, in its sole discretion, apply to a court for specific performance, or injunctive, or such other relief as such court may deem just and proper, in order to enforce this Agreement or prevent any violation hereof, and to the extent permitted by Applicable Law, each Party waives the posting of bond and any objection to the imposition of such relief.

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Section 3.04. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 3.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 3.06. Governing Law. This Agreement shall be governed by and construed in accordance with the law of St Lucia, without regard to the conflicts of law rules thereof.

Section 3.07. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.08. Counterparts; Effectiveness; No Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party. Until and unless each Party has received a counterpart hereof signed by the other Party, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the Parties and their respective successors and assigns.

Section 3.09. Entire Agreement. This Agreement and the Trademark Cross License Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

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Section 3.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

[The remainder of this page has been intentionally left blank; the next page is the signature page.]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

DIGICEL CARIBBEAN LIMITED

By:	/s/ Leslie Buckley
Name: Leslie Buckley
Title: Director

DIGICEL HOLDINGS BV

By:	/s/ D.J. Harris
Name: D.J. Harris
Title: Director

Exhibit A

List of Marks

Country	Trademark

Anguilla	DIGICEL
Anguilla	DIGICEL CALL ME (STYLIZED IN COLOR)
Anguilla	DIGICEL CREDIT ME (STYLIZED IN COLOR)
Anguilla	DIGICEL CREDIT U (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGICHAT (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGIDATE (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGIFUN (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGIINFO (STYLIZED IN COLOR)
Anguilla	DIGICEL DIGITEXT (STYLIZED IN COLOR)
Anguilla	DIGICEL DIRECT FLEX (STYLIZED IN COLOR)
Anguilla	DIGICEL FLEX (STYLIZED IN COLOR)
Anguilla	DIGICEL FLEX-E (STYLIZED IN COLOR)
Anguilla	DIGICEL LIVE (STYLIZED IN COLOR)
Anguilla	DIGICEL ROLL OVER MINUTES (STYLIZED IN COLOR)
Anguilla	DIGICEL SELECT (STYLIZED IN COLOR)
Anguilla	DIGICEL WEB FLEX (STYLIZED IN COLOR)
Argentina	DIGICEL
Argentina	DIGICEL LOGO
Bahamas	DIGICEL
Barbados	DIGIBUSINESS (STYLIZED) & LOGO
Barbados	DIGICEL LIVE (STYLIZED) & LOGO
Barbados	DIGICEL WITH STRAPLINE
Barbados	DIGIDATA (STYLIZED) & LOGO
Barbados	DIGIFAX (STYLIZED) & LOGO
Barbados	DIGIFLEX (STYLIZED) & LOGO
Barbados	DIGIINFO (STYLIZED) & LOGO
Barbados	DIGILOGO (STYLIZED) & LOGO
Barbados	DIGIMAIL (STYLIZED) & LOGO
Barbados	DIGIPICS (STYLIZED) & LOGO
Barbados	DIGISELECT (STYLIZED) & LOGO
Barbados	DIGISELECT ACCESS (STYLIZED)
Barbados	DIGITEXT (STYLIZED) & LOGO
Barbados	DIGITONES (STYLIZED) & LOGO
Barbados	DIGIWORLD (STYLIZED) & LOGO
Barbados	FLEXCARD (STYLIZED) & LOGO
Barbados	FLEXECARD (STYLIZED) & LOGO
Barbados	MOBILE E (STYLIZED) & LOGO
Bermuda	DIGICEL (SERIES)
Bermuda	DIGICEL (SERIES)
Bermuda	DIGICEL EXPECT MORE GET MORE

Country	Trademark

Bermuda	DIGICEL EXPECT MORE GET MORE
Bermuda	DIGICEL EXPECT MORE GET MORE
Bermuda	DIGICEL EXPERIENCE THE DIFFERENCE (SERIES MARK)
Bermuda	DIGICEL EXPERIENCE THE DIFFERENCE (SERIES MARK)
Bermuda	DIGICEL EXPERIENCE THE DIFFERENCE (SERIES MARK)
Bolivia	DIGICEL
Bolivia	DIGICEL (DESIGN)
Chile	DIGICEL
Chile	DIGICEL LOGO
Cuba	DIGICEL
Cuba	DIGICEL (LOGO)
Dominica	DIGICEL
Dominican Republic	DIGICEL
Dominican Republic	DIGICEL (STYLIZED IN COLOR)
Dominican Republic	DIGICEL (STYLIZED)
Ecuador	DIGICEL
Ecuador	DIGICEL LOGO
European Community	DIGICEL
France	CARTEFLEX
France	DIGICEL (STYLIZED IN COLOR)
France	DIGICEL AFFAIRES (IN COLOR)
France	DIGICEL APL-MOI & DESIGN (IN COLOR)
France	DIGICEL CARAIBE
France	DIGICEL CARTE & DESIGN (IN COLOR)
France	DIGICEL CHAT & DESIGN (IN COLOR)
France	DIGICEL DATA (IN COLOR)
France	DIGICEL FAX (IN COLOR)
France	DIGICEL FLEX (STYLIZED IN COLOR)
France	DIGICEL FORFAIT & DESIGN (IN COLOR)
France	DIGICEL INFO & DESIGN (IN COLOR)
France	DIGICEL INTERNET MOBILE (IN COLOR)
France	DIGICEL LIVE & DESIGN (IN COLOR)
France	DIGICEL SELECT & DESIGN (IN COLOR)
France	DIGICEL.COM
France	DIGICEL.FR
France	DIGIFLEX (STYLIZED)
France	DIGISELECT (STYLIZED)
France	EXIGEZ PLUS. OBTENEZ PLUS.
France	EXPECT MORE. GET MORE.
France	FLEX
France	FLEXCARD
Grenada	DIGICEL
Guatemala	DIGICEL
Guatemala	DIGICEL LOGO
Guyana	DIGICEL

Country	Trademark

Guyana	DIGICEL EXPECT MORE, GET MORE
Guyana	DIGICEL EXPECT MORE, GET MORE
Guyana	DIGIFLEX (STYLIZED)
Guyana	DIGICEL FLEX (STYLIZED)
Guyana	DIGICEL LIVE (STYLIZED)
Guyana	DIGICEL LIVE (STYLIZED)
Guyana	DIGICEL SELECT (STYLIZED)
Guyana	FLEX
Guyana	FLEXCARD
Guyana	THE BIGGER, BETTER, GSM NETWORK (SLOGAN)
Guyana	THE LOGO WITH SLOGAN
Haiti	DIGICEL (STYLIZED IN COLOR)
Haiti	DIGICEL (STYLIZED IN COLOR)
Haiti	DIGICEL ACCES SELECT
Haiti	DIGICEL ACCES SELECT
Haiti	DIGICEL ACCES SELEK
Haiti	DIGICEL ACCES SELEK
Haiti	DIGICEL AFFAIRES (STYLIZED IN COLOR)
Haiti	DIGICEL AFFAIRES (STYLIZED IN COLOR)
Haiti	DIGICEL BIZNIS
Haiti	DIGICEL BIZNIS
Haiti	DIGICEL CHAT
Haiti	DIGICEL CHAT
Haiti	DIGICEL CREDITE’M
Haiti	DIGICEL CREDITE’M
Haiti	DIGICEL CREDITEZ-NOUS
Haiti	DIGICEL CREDITEZ-NOUS
Haiti	DIGICEL DATA
Haiti	DIGICEL DATA
Haiti	DIGICEL DIREK
Haiti	DIGICEL DIREK
Haiti	DIGICEL EN DIRECT
Haiti	DIGICEL EN DIRECT
Haiti	DIGICEL ENFO
Haiti	DIGICEL ENFO
Haiti	DIGICEL ENTENET MOBIL
Haiti	DIGICEL ENTENET MOBIL
Haiti	DIGICEL FAKS (STYLIZED IN COLOR)
Haiti	DIGICEL FAKS (STYLIZED IN COLOR)
Haiti	DIGICEL FAX
Haiti	DIGICEL FAX
Haiti	DIGICEL FAXMAIL
Haiti	DIGICEL FAXMAIL
Haiti	DIGICEL GROUPE FERME
Haiti	DIGICEL GROUPE FERME

Country	Trademark

Haiti	DIGICEL GWOUP FEMEN
Haiti	DIGICEL GWOUP FEMEN
Haiti	DIGICEL INFO (STYLIZED IN COLOR)
Haiti	DIGICEL INFO (STYLIZED IN COLOR)
Haiti	DIGICEL INTERNET MOBILE
Haiti	DIGICEL INTERNET MOBILE
Haiti	DIGICEL INTERNET PARLANT
Haiti	DIGICEL INTERNET PARLANT
Haiti	DIGICEL MOND
Haiti	DIGICEL MOND
Haiti	DIGICEL MONDE
Haiti	DIGICEL MONDE
Haiti	DIGICEL PALE SOU ENTENET
Haiti	DIGICEL PALE SOU ENTENET
Haiti	DIGICEL RAPPELLE MOI
Haiti	DIGICEL RAPPELLE MOI
Haiti	DIGICEL RELE’M BACK
Haiti	DIGICEL RELE’M BACK
Haiti	DIGICEL SELECT
Haiti	DIGICEL SELECT
Haiti	DIGICEL SELEK
Haiti	DIGICEL SELEK
Haiti	DIGICEL TCHAT
Haiti	DIGICEL TCHAT
Haiti	DIGICEL TEKS
Haiti	DIGICEL TEKS
Haiti	DIGICEL TEXTE
Haiti	DIGICEL TEXTE
Haiti	DIGICEL WEB MOBIL
Haiti	DIGICEL WEB MOBIL
Haiti	DIGICEL WEB MOBILE
Haiti	DIGICEL WEB MOBILE
Jamaica	CALL MI BACK
Jamaica	CARIBFLEX LOGO
Jamaica	CARICEL
Jamaica	CHATBOUT (STYLIZED)
Jamaica	DIAL A MILLION (STYLIZED)
Jamaica	DIG-E-FLEX (STYLIZED)
Jamaica	DIGI5446 (STYLIZED)
Jamaica	DIGIBIZ (STYLIZED)
Jamaica	DIGIBUSINESS (STYLIZED)
Jamaica	DIGICEL
Jamaica	DIGICEL
Jamaica	DIGICEL (STYLIZED)
Jamaica	DIGICEL BUSINESS LINE (STYLIZED)

Country	Trademark

Jamaica	DIGICEL EXPECT MORE, GET MORE
Jamaica	DIGICEL EXPERIENCE THE DIFFERENCE
Jamaica	DIGICEL LIVE (STYLIZED)
Jamaica	DIGICEL MOBILE E
Jamaica	DIGICEL MOBILE WEB
Jamaica	DIGICEL VIBES
Jamaica	DIGICHAT (STYLIZED)
Jamaica	DIGIDATA (STYLIZED)
Jamaica	DIGIFLEX (STYLIZED)
Jamaica	DIGIFLEX (STYLIZED)
Jamaica	DIGIFLEX (STYLIZED)
Jamaica	DIGIFUN (STYLIZED)
Jamaica	DIGIINFO (4636) (STYLIZED)
Jamaica	DIGILINE (STYLIZED)
Jamaica	DIGILOGO (STYLIZED)
Jamaica	DIGIMAIL (STYLIZED)
Jamaica	DIGIPICS (STYLIZED)
Jamaica	DIGISELECT (STYLIZED)
Jamaica	DIGISELECT (STYLIZED)
Jamaica	DIGISELECT (STYLIZED)
Jamaica	DIGISELECT ACCESS (STYLIZED)
Jamaica	DIGISELECT UNBUNDLED (STYLIZED)
Jamaica	DIGITECH (STYLIZED)
Jamaica	DIGITEXT (STYLIZED)
Jamaica	DIGITEXT (STYLIZED)
Jamaica	DIGITEXT (STYLIZED)
Jamaica	DIGITEXT (STYLIZED)
Jamaica	DIGITONES (STYLIZED)
Jamaica	DIGIWEBTEXT (STYLIZED)
Jamaica	DIGIWORLD (STYLIZED)
Jamaica	DIGIWORLD (STYLIZED)
Jamaica	DIGIWORLD (STYLIZED)
Jamaica	FLEXCARD (STYLIZED)
Jamaica	FLEXCARD (STYLIZED)
Jamaica	FLEXCARD (STYLIZED)
Jamaica	FLEXCHECK (STYLIZED)
Jamaica	FLEXECARD (STYLIZED)
Jamaica	FLEXTEXT (STYLIZED)
Jamaica	FORGET-ME-NOT (STYLIZED)
Jamaica	MO-CEL
Jamaica	MO-CEL
Jamaica	STREETFLEX LOGO
Jamaica	TEXTCHAT (STYLIZED)
Jamaica	WHODAT (STYLIZED)
Jordan	DIGICEL

Country	Trademark

Jordan	DIGICEL
Jordan	DIGICEL
Kiribati	DIGICEL
Kiribati	DIGICEL
Libya	DIGICEL
Libya	DIGICEL
Libya	DIGICEL
Netherlands Antilles	DIGI
Netherlands Antilles	DIGICEL
Netherlands Antilles	DIGICEL LIVE
Netherlands Antilles	DIGICEL LOGO
Netherlands Antilles	DIGICORP
Netherlands Antilles	DIGIFLEX
Netherlands Antilles	DIGISELECT
Netherlands Antilles	DIRECTFLEX
Netherlands Antilles	EXPECT MORE GET MORE
Netherlands Antilles	FLEXCHECK
Netherlands Antilles	FLEXTEXT
Netherlands Antilles	MOBILE E
Netherlands Antilles	THE BIGGER BETTER GSM NETWORK
New Zealand	DIGICEL
Nicaragua	DIGICEL
Nicaragua	DIGICEL LOGO
OAPI	DIGICEL
OAPI	DIGICEL
OAPI	DIGICEL LIVE
OAPI	DIGICEL LIVE
Panama	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL
Papua New Guinea	DIGICEL FLEX
Papua New Guinea	DIGICEL FLEX
Papua New Guinea	DIGICEL LIVE
Papua New Guinea	DIGICEL LIVE
Papua New Guinea	DIGICEL LIVE
Papua New Guinea	DIGICEL SELECT
Papua New Guinea	DIGICEL SELECT
Peru	DIGICEL
Peru	DIGICEL
Peru	DIGICEL
Peru	DIGICEL
Puerto Rico	DIGICEL (STYLIZED IN COLOR)

Country	Trademark

Samoa	DIGICEL
Samoa	DIGICEL FLEX
Samoa	DIGICEL LIVE
Samoa	DIGICEL SELECT
Samoa	DIGIFLEX
Samoa	DIGISELECT (STYLIZED)
Samoa	EXPECT MORE. GET MORE
Samoa	FLEX
Samoa	FLEXCARD
St Kitts Nevis	DIGICEL
St Lucia	CARICEL
St Lucia	DIG-E-FLEX (STYLIZED)
St Lucia	DIG-E-FLEX (STYLIZED)
St Lucia	DIG-E-FLEX (STYLIZED)
St Lucia	DIG-E-FLEX (STYLIZED)
St Lucia	DIGIBIZ (STYLIZED)
St Lucia	DIGIBIZ (STYLIZED)
St Lucia	DIGIBUSINESS (STYLIZED)
St Lucia	DIGIBUSINESS (STYLIZED)
St Lucia	DIGICEL
St Lucia	DIGICEL
St Lucia	DIGICEL
St Lucia	DIGICEL
St Lucia	DIGICEL MOBILE WEB
St Lucia	DIGICEL MOBILE WEB
St Lucia	DIGICEL MOBILE WEB
St Lucia	DIGICEL MOBILE WEB
St Lucia	DIGICEL VIBES
St Lucia	DIGICEL VIBES
St Lucia	DIGICEL VIBES
St Lucia	DIGICEL VIBES
St Lucia	DIGIDATA (STYLIZED)
St Lucia	DIGIDATA (STYLIZED)
St Lucia	DIGIDATA (STYLIZED)
St Lucia	DIGIDATA (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFAX (STYLIZED)
St Lucia	DIGIFLEX
St Lucia	DIGIFLEX (STYLIZED)

Country	Trademark

St Lucia	DIGIFLEX (STYLIZED)
St Lucia	DIGIFLEX (STYLIZED)
St Lucia	DIGIFREEDOM
St Lucia	DIGIFREEDOM
St Lucia	DIGIFREEDOM
St Lucia	DIGIFREEDOM
St Lucia	DIGIINFO I (STYLIZED)
St Lucia	DIGIINFO I (STYLIZED)
St Lucia	DIGIINFO I (STYLIZED)
St Lucia	DIGIINFO I (STYLIZED)
St Lucia	DIGIINFO I DELIVERED TO YOUR MOBILE (STYLIZED)
St Lucia	DIGIINFO I DELIVERED TO YOUR MOBILE (STYLIZED)
St Lucia	DIGIINFO I DELIVERED TO YOUR MOBILE (STYLIZED)
St Lucia	DIGIINFO I DELIVERED TO YOUR MOBILE (STYLIZED)
St Lucia	DIGILINE
St Lucia	DIGILINE (STYLIZED)
St Lucia	DIGILINE (STYLIZED)
St Lucia	DIGILINE (STYLIZED)
St Lucia	DIGILOGO (STYLIZED)
St Lucia	DIGILOGO (STYLIZED)
St Lucia	DIGILOGO (STYLIZED)
St Lucia	DIGILOGO (STYLIZED)
St Lucia	DIGIMAIL (STYLIZED)
St Lucia	DIGIMAIL (STYLIZED)
St Lucia	DIGIMAIL (STYLIZED)
St Lucia	DIGIMAIL (STYLIZED)
St Lucia	DIGIPICS (STYLIZED)
St Lucia	DIGIPICS (STYLIZED)
St Lucia	DIGIPICS (STYLIZED)
St Lucia	DIGIPICS (STYLIZED)
St Lucia	DIGISELECT (STYLIZED)
St Lucia	DIGISELECT (STYLIZED)
St Lucia	DIGISELECT (STYLIZED)
St Lucia	DIGISELECT (STYLIZED)
St Lucia	DIGISELECT ACCESS (STYLIZED)
St Lucia	DIGISELECT ACCESS (STYLIZED)
St Lucia	DIGISELECT ACCESS (STYLIZED)
St Lucia	DIGISELECT ACCESS (STYLIZED)
St Lucia	DIGITEXT (STYLIZED)
St Lucia	DIGITEXT (STYLIZED)
St Lucia	DIGITEXT (STYLIZED)
St Lucia	DIGITEXT (STYLIZED)
St Lucia	DIGITONES (STYLIZED)
St Lucia	DIGITONES (STYLIZED)
St Lucia	DIGITONES (STYLIZED)

Country	Trademark

St Lucia	DIGITONES (STYLIZED)
St Lucia	DIGIWEBTEXT
St Lucia	DIGIWEBTEXT
St Lucia	DIGIWEBTEXT
St Lucia	DIGIWEBTEXT
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD (STYLIZED)
St Lucia	DIGIWORLD COME ROAM WITH US! (STYLIZED)
St Lucia	DIGIWORLD COME ROAM WITH US! (STYLIZED)
St Lucia	DIGIWORLD COME ROAM WITH US! (STYLIZED)
St Lucia	DIGIWORLD COME ROAM WITH US! (STYLIZED)
St Lucia	DIGIWORLD THE CLEAR CHOICE FOR ROAMING (STYLIZED)
St Lucia	DIGIWORLD THE CLEAR CHOICE FOR ROAMING (STYLIZED)
St Lucia	FLEX E CARD (STYLIZED)
St Lucia	FLEX E CARD (STYLIZED)
St Lucia	FLEX E CARD (STYLIZED)
St Lucia	FLEX E CARD (STYLIZED)
St Lucia	FLEX E CARD DIGICEL
St Lucia	FLEX E CARD DIGICEL
St Lucia	FLEX E CARD DIGICEL
St Lucia	FLEX E CARD DIGICEL
St Lucia	FLEXCARD (STYLIZED)
St Lucia	FLEXCARD (STYLIZED)
St Lucia	FLEXCARD (STYLIZED)
St Lucia	FLEXCARD (STYLIZED)
St Lucia	MOBILE E
St Lucia	MOBILE E
St Lucia	MOBILE E
St Lucia	MOBILE E
St Lucia	MO-CEL
St Lucia	MO-CEL
St Lucia	TALKIN’ EMAIL
St Lucia	TALKIN’ EMAIL
St Lucia	TALKIN’ E-MAIL
St Lucia	TALKIN’ E-MAIL
St Lucia	TALKING E
St Lucia	TALKING E
St Lucia	TALKING E
St Lucia	TALKING E
St Lucia	THE BIGGER, BETTER GSM NETWORK
St Lucia	THE BIGGER, BETTER GSM NETWORK
St Lucia	THE BIGGER, BETTER GSM NETWORK

Country	Trademark

St Lucia	THE BIGGER, BETTER GSM NETWORK
Suriname	DIGICEL
Suriname	DIGICEL
Suriname	DIGICEL (LOGO) EXPECT MORE, GET MORE
Suriname	DIGICEL LOGO
Tonga	DIGICEL
Tonga	DIGICEL LIVE
Trinidad and Tobago	DIGICEL
Trinidad and Tobago	DIGICEL
Trinidad and Tobago	DIGICEL (STYLIZED)
Trinidad and Tobago	DIGICEL ACCESS
Trinidad and Tobago	DIGICEL ATM TOP-UP
Trinidad and Tobago	DIGICEL BUSINESS CIRCLE
Trinidad and Tobago	DIGICEL BUSINESS LINE
Trinidad and Tobago	DIGICEL CALL ME
Trinidad and Tobago	DIGICEL CHOICE
Trinidad and Tobago	DIGICEL CORPORATE E-MAIL
Trinidad and Tobago	DIGICEL CREDIT ME
Trinidad and Tobago	DIGICEL CREDIT U
Trinidad and Tobago	DIGICEL CREDIT U CREDIT ME
Trinidad and Tobago	DIGICEL DAY
Trinidad and Tobago	DIGICEL DIGICHAT
Trinidad and Tobago	DIGICEL DIGIDATE
Trinidad and Tobago	DIGICEL DIRECTORY ENQUIRIES SERVICE
Trinidad and Tobago	DIGICEL EMAIL TO SMS
Trinidad and Tobago	DIGICEL EXPECT MORE GET MORE
Trinidad and Tobago	DIGICEL EXPECT MORE, GET MORE
Trinidad and Tobago	DIGICEL EXPECTATIONS
Trinidad and Tobago	DIGICEL EXPERIENCE THE DIFFERENCE
Trinidad and Tobago	DIGICEL EXPERIENCE THE DIFFERENCE
Trinidad and Tobago	DIGICEL FAMILY & FRIENDS
Trinidad and Tobago	DIGICEL FAXMAIL
Trinidad and Tobago	DIGICEL FUN
Trinidad and Tobago	DIGICEL GPRS
Trinidad and Tobago	DIGICEL GPRS CARD MGR
Trinidad and Tobago	DIGICEL HAPPY TEXT
Trinidad and Tobago	DIGICEL INFO
Trinidad and Tobago	DIGICEL INSTANT MESSAGING
Trinidad and Tobago	DIGICEL JAVA GAMES
Trinidad and Tobago	DIGICEL LIVE
Trinidad and Tobago	DIGICEL MMS
Trinidad and Tobago	DIGICEL MOBILE EMAIL
Trinidad and Tobago	DIGICEL NIGHT
Trinidad and Tobago	DIGICEL PICS & TONES
Trinidad and Tobago	DIGICEL POSTPAID

Country	Trademark

Trinidad and Tobago	DIGICEL POSTPAID ROAMING
Trinidad and Tobago	DIGICEL PREPAID
Trinidad and Tobago	DIGICEL PREPAID ROAMING
Trinidad and Tobago	DIGICEL RADIO TEXT
Trinidad and Tobago	DIGICEL ROAMING
Trinidad and Tobago	DIGICEL ROLL OVER MINUTES
Trinidad and Tobago	DIGICEL SCOREOPOLY
Trinidad and Tobago	DIGICEL SMART CALL
Trinidad and Tobago	DIGICEL TEXT
Trinidad and Tobago	DIGICEL TEXT ABROAD
Trinidad and Tobago	DIGICEL TEXT BUNDLES
Trinidad and Tobago	DIGICEL THE BIGGER BETTER GSM NETWORK
Trinidad and Tobago	DIGICEL THE BIGGER BETTER GSM NETWORK
Trinidad and Tobago	DIGICEL TIMESHARE
Trinidad and Tobago	DIGICEL VEHICLE TRACKING
Trinidad and Tobago	DIGICEL VOICEMAIL
Trinidad and Tobago	DIGICEL VOICEMAIL CALL RETURN
Trinidad and Tobago	DIGICEL WAP BROWSING
Trinidad and Tobago	DIGICEL WEBTEXT
Trinidad and Tobago	DIGICEL WORLD
Trinidad and Tobago	DIGICEL XFACTOR
Trinidad and Tobago	DIGICEL X-FACTOR
Trinidad and Tobago	RISING STARS
Turks and Caicos Islands	DIGICEL (STYLIZED IN COLOR)
Turks and Caicos Islands	DIGICEL (STYLIZED IN COLOR)
Turks and Caicos Islands	DIGICEL (STYLIZED IN COLOR)
Turks and Caicos Islands	DIGICEL (STYLIZED IN COLOR)
United Kingdom	DIGICEL
United Kingdom	DIGICEL
United Kingdom	DIGICEL FLEX (SERIES MARK)
United Kingdom	DIGICEL LIVE (SERIES MARK)
United Kingdom	DIGICEL LOGO (SERIES MARK)
United Kingdom	DIGICEL SELECT (SERIES MARK)
United Kingdom	DIGIFLEX
United Kingdom	DIGISELECT
United Kingdom	EXPECT MORE. GET MORE.
United Kingdom	FLEX
United Kingdom	FLEXCARD (SERIES MARK)
United Kingdom	MOSSEL DIGICEL
United States	DIGICEL
Uruguay	DIGICEL
Uruguay	DIGICEL LOGO

Country	Trademark

Vanuatu	DIGICEL
Virgin Islands (British)	DIGICEL

Exhibit B

DCL Territory

Countries and territories in North America, Central America and South America and the Islands of the Caribbean, Bermuda and the Bahamas

Exhibit C

DH Territory

Countries and territories of the world outside of the DCL Territory